UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

_____________________________________________

Date of Report (Date of Earliest Event Reported):    May 29, 2013

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	1-34940 (Commission File Number)	56-1311233 (I.R.S. Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (336) 272-1338

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)
_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02    Results of Operations and Financial Condition.

The information under this Item 2.02, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On May 29, 2013, The Fresh Market, Inc. issued a press release regarding its financial results for the thirteen weeks ended April 28, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press release of The Fresh Market, Inc. dated May 29, 2013

This Current Report on Form 8-K contains forward-looking statements that reflect our plans, estimates, and beliefs regarding future business and financial performance and financial condition. These statements involve a number of risks and uncertainties. Any statements contained herein (including, but not limited to, statements to the effect that The Fresh Market or its management "anticipates," "plans," "estimates," "expects," "believes," and other similar expressions) that are not statements of historical fact should be considered forward-looking statements. The following are some of the factors that could cause or contribute to causing actual future results to differ materially from those expressed in any forward-looking statements: accounting entries and adjustments at the close of our fiscal quarter; unexpected expenses and risks associated with our business; our ability to remain competitive in the areas of merchandise quality, price, breadth of selection, customer service and convenience; the effective management of our merchandise buying and inventory levels; the quality and safety of food products and other items that we may sell; our ability to anticipate and/or react to changes in customer demand; changes in economic and financial conditions, including the outcome of negotiations surrounding U.S. fiscal policy which, even if resolved, may be adverse due to tax increases and spending cuts, and the resulting impact on consumer confidence; other changes in consumer confidence and spending; unexpected consumer responses to promotional programs; unusual, unpredictable and/or severe weather conditions including their effect on our supply chain and our store operations; the effectiveness of our logistics and supply chain model, including the ability of our third-party logistics providers to meet our product demands and restocking needs on a cost competitive basis; the execution and management of our store growth, including the availability and cost of acceptable real estate locations for new store openings, the capital that we utilize in connection with new store development and the anticipated time between lease execution and store opening; the mix of our new store openings as between build to suit sites and second-generation, as-is sites; the actions of third parties involved in our store growth activities, including property owners, landlords, property managers, contractors, subcontractors, government agencies, and current tenants who occupy one or more of our proposed new store locations, all of whom may be impacted by their financial condition, their lenders, their activities outside of those focused on our new store growth and other tenants, customers and business partners of theirs; global economies and credit and financial markets; our ability to maintain the security of electronic and other confidential information; serious disruptions and catastrophic events; competition; personnel recruitment and retention; acquisitions and divestitures including the ability to integrate successfully any such acquisitions; information systems and technology; commodity, energy, fuel, and other cost increases; compliance with laws, regulations and orders; changes in laws and regulations; outcomes of litigation and proceedings and the availability of insurance, indemnification, and other third-party coverage of any losses suffered in connection therewith; tax matters; numerous other matters of national, regional and global scale, including those of a political, economic, business, and competitive nature; and other factors as set forth from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement, including any contained herein, speaks only as of the time of this release and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events or circumstances after the date of this release that may affect the accuracy of any forward looking statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: May 29, 2013	By:	/s/ Jeffrey B. Short
Name: Jeffrey B. Short
Title: Vice President and Controller
(Interim Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Fresh Market, Inc. dated May 29, 2013